EXHIBIT 10.3

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED AGREEMENT

OF LIMITED PARTNERSHIP OF

DUKE-WEEKS REALTY LIMITED PARTNERSHIP

The undersigned, as the General Partner of Duke-Weeks Realty Limited Partnership (the “Partnership”), hereby amends the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as heretofore amended (the “Partnership Agreement”), pursuant to Sections 9.05(a)(i) and (iv) of the Partnership Agreement, as follows:

1.             Section 1.01 of the Partnership Agreement is amended to read as follows:

Section 1.01.          Name.     The name of the Partnership is Duke Realty Limited Partnership.

2.             The definition of “General Partner” in Section 1.04 of the Partnership Agreement is amended to read as follows:

“General Partner” means Duke Realty Corporation, an Indiana corporation.

3.             All other references in the Partnership Agreement to “Duke-Weeks Realty Limited Partnership” are amended to “Duke Realty Limited Partnership,” and all other references to “Duke-Weeks Realty Corporation” are amended to “Duke Realty Corporation.”

In all other respects, the Partnership Agreement shall continue in full force and effect as amended hereby.  Any capitalized terms used in this Amendment and not defined herein have the meanings given to them in the Partnership Agreement.